UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022 (May 19, 2022)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44043 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices)

(877) 742-3094
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Former Independent Registered Public Accounting Firm

On May 19, 2022, Aerkomm Inc. (the “Company”) dismissed Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm, effective as of May 19, 2022.

Friedman was engaged by the Company effective January 27, 2022.

During the period in which Friedman was engaged by the Company, including through the interim period ended March 31, 2022, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Friedman on any matter of accounting principles or practices.

During the period in which Friedman was engaged by the Company, including through the interim period ended March 31, 2022, there was no “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company furnished Friedman with a copy of this Current Report on Form 8-K on May 23, 2022, providing Friedman with the opportunity to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of Friedman’s letter addressed to the SEC relating to the statements made by the Company in this report.

New Independent Registered Public Accounting Firm

On May 19, 2022, the Audit Committee and the Board of Directors of the Company appointed WWC, P.C. (“WWC”) as its new independent registered public accounting firm to audit and review the Company’s financial statements, effective May 19, 2022.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020, and for the subsequent interim period through the date hereof prior to the engagement of WWC, neither the Company nor anyone on its behalf consulted WWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from Friedman LLP, dated May 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022	AERKOMM INC.

/s/ Louis Giordimaina
	Name:	Louis Giordimaina
	Title:	Chief Executive Officer

2